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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): August 5, 1998.


                    Pepsi-Cola Puerto Rico Bottling Company
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             (Exact name of registrant as specified in its charter)



        Delaware                     1-13914                ###-##-####
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(State or other Jurisdiction     (Commission File        (I.R.S. Employer
    of incorporation)                 Number)          Identification No.)



                              Carretera 865 Km. 0.4
                              Bo. Candelaria Arenas
                            Toa Baja, Puerto Rico 00949
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                    (Address of principal executive offices)


Registrant's telephone no., including area code:  (787) 251-2000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 8.  Change in Fiscal Year.

     On August 5, 1998, the Board of Directors of Pepsi-Cola Puerto Rico Bottling Company (the "Company") authorized a change in the Company's fiscal year from September 30 to December 31. The Company intends to file a Form 10-Q covering the transition period of October 1, 1998 through December 31, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Pepsi-Cola Puerto Rico Bottling Company



Date: August 20, 1998





                                        By: /s/ John F. Bierbaum
                                            --------------------------------
                                            John F. Bierbaum
                                            Chief Financial Officer



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